Exhibit 10.10

EXECUTION COPY
AMENDMENT NO. 1 TO THE
SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT
Dated as of June 29, 2017

AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT (this “Amendment”) among HIT NBL HYP SCHIL OWNER, LLC, HIT NBL CY CBSOH OWNER, LLC, HIT NBL HH ATLGA OWNER, LLC, HIT SMT CY FLGAZ OWNER, LLC, HIT SMT BTRLA001 OWNER, LLC, HIT SMT FIS BTRLA OWNER, LLC, HIT SMT FTWIN001 OWNER, LLC, HIT SMT MDFOR001 OWNER, LLC, HIT SMT RI FTWIN OWNER, LLC, HIT SMT SHS FLGAZ OWNER, LLC, HIT SMT SHS BTRLA OWNER, LLC, HIT SMT TPS BTRLA OWNER, LLC, HIT SMT FIS DENCO OWNER, LLC, HIT SMT FIS BELWA OWNER, LLC, HIT SMT FIS SPKWA OWNER, LLC, HIT SMT FTCCO001 OWNER, LLC, HIT SMT FTCCO002 OWNER, LLC, HIT SMT SHS DENCO OWNER, LLC, HIT SMT CY GRMTN OWNER, LLC, HIT SMT CY JKSMS OWNER, LLC, HIT SMT FIS GRMTN OWNER, LLC, HIT SMT RDGMS001 OWNER, LLC, HIT SMT RI JKSMS OWNER, LLC, HIT SMT RI GRMTN OWNER, LLC, HIT SMT RDGMS002 OWNER, LLC and HIT GA TECH HOLDING LLC, each a Delaware limited liability company, and HIT NBL MNTCA001 OWNER, LP and HIT SMT ELPTX001 OWNER, LP, each a Delaware limited partnership (collectively, the “Borrowers”), HOSPITALITY INVESTORS TRUST, INC., a Maryland corporation (the “Parent Guarantor”), HOSPITALITY INVESTORS TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (together with the Parent Guarantor, the “Guarantors”; and together with the Borrowers, the “Loan Parties”), and CITIBANK, N.A., as administrative agent and collateral agent (in such capacity, the “Agent”) for one or more lenders (collectively, the “Lenders”).
PRELIMINARY STATEMENTS:
(1)The Borrowers, the Guarantors, the Agent, and the Lenders, have entered into a Second Amended and Restated Term Loan Agreement dated as of April 27, 2017 (the “Loan Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Loan Agreement.
(2)    The parties to the Loan Agreement have agreed to amend the Loan Agreement on the terms and subject to the conditions hereinafter set forth.
SECTION 1.    Amendments to Loan Agreement. Upon the occurrence of the Amendment Effective Date (as defined in Section 3 below), the Loan Agreement will be deemed amended as follows:
(a)    The introductory paragraph to the Loan Agreement is hereby amended and restated in its entirety, to read as follows:
“SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT dated as of April 27, 2017 (this “Agreement”) among the borrowers party hereto (together with any Additional Borrowers (as hereinafter defined) acceding hereto pursuant to Section 3.02, collectively, the “Borrowers”), HOSPITALITY INVESTORS TRUST, INC., a Maryland corporation (the “Parent Guarantor”), HOSPITALITY INVESTORS TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Operating Partnership”, and, together with the Parent Guarantor, the “Guarantors”), the banks, financial institutions and other institutional lenders listed on the signature pages hereof as the initial lenders (the “Initial Lenders”), and CITIBANK, N.A. (“Citibank”), as administrative agent (together with any successor administrative agent appointed pursuant to Article VIII, the “Administrative Agent”) for Lenders (as hereinafter defined), Citibank, as collateral agent (together with any successor collateral agent appointed

Exhibit 10.10

pursuant to Article IX, the “Collateral Agent”, and together with the Administrative Agent, the “Agents”) for the Secured Parties, with CITIGROUP GLOBAL MARKETS INC. (“CGMI”), DEUTSCHE BANK SECURITIES INC. (“DBSI”) and COMPASS BANK (“Compass”) as joint lead arrangers and joint book running managers (collectively, the “Arrangers”), DBSI, as syndication agent and Compass as documentation agent.”
(b)    The Loan Agreement is hereby amended by deleting the cover page in its entirety and replacing it with the new cover page attached hereto as Exhibit A.
(c)    The Loan Agreement is hereby amended by deleting Schedule I in its entirety and replacing it with the new Schedule I attached hereto as Exhibit B.
SECTION 2.    Representations and Warranties. Each Loan Party hereby represents and warrants as follows:
(a)    Such Loan Party has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this Amendment.
(b)    This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)    The execution and delivery of this Amendment does not (i) contravene any provision of the organizational documents of such Loan Party or its general partner or managing member or (ii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to such Loan Party.
(d)    The Guarantors are in compliance with the covenants contained in Section 5.04 of the Loan Agreement.
SECTION 3.    Conditions of Effectiveness. This Amendment shall become effective as of June 29, 2017 (the “Amendment Effective Date”), only if each of the following conditions precedent shall have been satisfied:
(a)    The Agent shall have received on or before the Amendment Effective Date the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Agent (unless otherwise specified) and in sufficient copies for each Lender:
(i)    The Agent shall have received counterparts of this Amendment executed by each Loan Party;
(ii)    The Agent shall have received a counterpart of the Consent attached hereto signed by each Guarantor; and
(iii)    Any additional information or documentation reasonably requested by the Agent or the Lenders.
(b)    The Borrowers shall have paid all accrued fees of the Agent and the Lenders and all reasonable and documented out-of-pocket expenses of the Agent (including the reasonable and documented fees

2

Exhibit 10.10

and expenses of counsel to the Agent) in connection with the Loan, this Amendment and the transactions contemplated by the Loan Documents in accordance with the terms of Section 9.04 of the Loan Agreement.
SECTION 4.    Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in each of the other Loan Documents to “the Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended and modified by this Amendment.
(a)    This Amendment shall constitute a Loan Document.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(c)    This Amendment shall not extinguish the obligations for the payment of money outstanding under the Loan Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Loan Agreement, which shall remain in full force and effect, except to any extent modified hereby or as provided in the exhibits hereto. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties from the Loan Documents.
SECTION 5.    Ratification. The Loan Agreement (as amended by this Amendment) and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as expressly provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Secured Party under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents.
SECTION 6.    Costs and Expenses. The Borrowers agree to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Loan Agreement.
SECTION 7.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means, including PDF, shall be as effective as delivery of a manually executed counterpart of this Amendment.
SECTION 8.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
[Balance of page intentionally left blank.]

3

Exhibit 10.10

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
BORROWERS:
HIT NBL HYP SCHIL OWNER, LLC
HIT NBL CY CBSOH OWNER, LLC
HIT NBL HH ATLGA OWNER, LLC
HIT SMT CY FLGAZ OWNER, LLC
HIT SMT BTRLA001 OWNER, LLC
HIT SMT FIS BTRLA OWNER, LLC
HIT SMT FTWIN001 OWNER, LLC
HIT SMT MDFOR001 OWNER, LLC
HIT SMT RI FTWIN OWNER, LLC
HIT SMT SHS FLGAZ OWNER, LLC
HIT SMT SHS BTRLA OWNER, LLC
HIT SMT TPS BTRLA OWNER, LLC
HIT SMT FIS DENCO OWNER, LLC
HIT SMT FIS BELWA OWNER, LLC
HIT SMT FIS SPKWA OWNER, LLC
HIT SMT FTCCO001 OWNER, LLC
HIT SMT FTCCO002 OWNER, LLC
HIT SMT SHS DENCO OWNER, LLC
HIT SMT CY GRMTN OWNER, LLC
HIT SMT CY JKSMS OWNER, LLC
HIT SMT FIS GRMTN OWNER, LLC
HIT SMT RDGMS001 OWNER, LLC
HIT SMT RI JKSMS OWNER, LLC
HIT SMT RI GRMTN OWNER, LLC
HIT SMT RDGMS002 OWNER, LLC
HIT GA TECH HOLDING LLC,
each a Delaware limited liability company

By: s/s Paul C. Hughes_________
Name: Paul C. Hughes
Title: General Counsel and Secretary

Signature Page to Amendment No. 1 to the
        Second Amended and Restated Term Loan Agreement

Exhibit 10.10

HIT NBL MNTCA001 OWNER, LP, a Delaware limited partnership

By: HIT NBL NTC Owner GP, LLC, a Delaware limited liability company, its general partner

By: s/s Paul C. Hughes_________
Name: Paul C. Hughes
Title: General Counsel and Secretary

HIT SMT ELPTX001 OWNER, LP, a Delaware limited partnership

By: HIT SMT NTC Owner GP, LLC, a Delaware limited liability company, its general partner

By: s/s Paul C. Hughes_________
Name: Paul C. Hughes
Title: General Counsel and Secretary

Signature Page to Amendment No. 1 to the
        Second Amended and Restated Term Loan Agreement

Exhibit 10.10

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:
CITIBANK, N.A.

By:s/s Christopher J. Albano______
Name: Christopher J. Albano
Title: Authorized Signatory

Signature Page to Amendment No. 1 to the
        Second Amended and Restated Term Loan Agreement

Exhibit 10.10

APPROVED BY:
CITIBANK, N.A., as an Initial Lender

By:s/s Christopher J. Albano______
Name: Christopher J. Albano
Title: Authorized Signatory

Signature Page to Amendment No. 1 to the
        Second Amended and Restated Term Loan Agreement

Exhibit 10.10

DEUTSCHE BANK AG NEW YORK BRANCH, as an Initial Lender

By: s/s Darrell L. Gustafson
Name: Darrell L. Gustafson
Title: Managing Director

By: s/s James Rolison    ____
Name: James Rolison
Title: Managing Director

Signature Page to Amendment No. 1 to the
        Second Amended and Restated Term Loan Agreement

Exhibit 10.10

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as an Initial Lender

By: s/s Anthony Shaskus_____
Name: Anthony Shaskus
Title: Vice President

Signature Page to Amendment No. 1 to the
        Second Amended and Restated Term Loan Agreement

Exhibit 10.10

CONSENT
Dated as of June 29, 2017
Each of the undersigned, as a Guarantor under the Second Amended and Restated Term Loan Agreement dated as of April 27, 2017, among (i) HIT NBL HYP SCHIL OWNER, LLC, HIT NBL CY CBSOH OWNER, LLC, HIT NBL HH ATLGA OWNER, LLC, HIT SMT CY FLGAZ OWNER, LLC, HIT SMT BTRLA001 OWNER, LLC, HIT SMT FIS BTRLA OWNER, LLC, HIT SMT FTWIN001 OWNER, LLC, HIT SMT MDFOR001 OWNER, LLC, HIT SMT RI FTWIN OWNER, LLC, HIT SMT SHS FLGAZ OWNER, LLC, HIT SMT SHS BTRLA OWNER, LLC, HIT SMT TPS BTRLA OWNER, LLC, HIT SMT FIS DENCO OWNER, LLC, HIT SMT FIS BELWA OWNER, LLC, HIT SMT FIS SPKWA OWNER, LLC, HIT SMT FTCCO001 OWNER, LLC, HIT SMT FTCCO002 OWNER, LLC, HIT SMT SHS DENCO OWNER, LLC, HIT SMT CY GRMTN OWNER, LLC, HIT SMT CY JKSMS OWNER, LLC, HIT SMT FIS GRMTN OWNER, LLC, HIT SMT RDGMS001 OWNER, LLC, HIT SMT RI JKSMS OWNER, LLC, HIT SMT RI GRMTN OWNER, LLC, HIT SMT RDGMS002 OWNER, LLC and HIT GA TECH HOLDING LLC, each a Delaware limited liability company, and HIT NBL MNTCA001 OWNER, LP and HIT SMT ELPTX001 OWNER, LP, each a Delaware limited partnership, (ii) HOSPITALITY INVESTORS TRUST, INC., a Maryland corporation (the “Parent Guarantor”), HOSPITALITY INVESTORS TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (together with the Parent Guarantor, the “Guarantors”), and (iii) CITIBANK, N.A., as administrative agent and collateral agent for one or more lenders, and the other parties thereto (the “Loan Agreement”), hereby consents to the Amendment No. 1 to the Second Amended and Restated Term Loan Agreement dated as of the date hereof (the “Amendment”), and hereby confirms and agrees that notwithstanding the effectiveness of the Amendment, the Guaranty contained in the Loan Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of the Amendment, each reference in the Loan Documents to “Loan Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Loan Agreement, as amended and modified by the Amendment.
[Balance of page intentionally left blank.]

Exhibit 10.10

GUARANTORS:

HOSPITALITY INVESTORS TRUST, INC., a Maryland corporation
By: s/s Paul C. Hughes_________
Name: Paul C. Hughes
Title: General Counsel and Secretary

HOSPITALITY INVESTORS TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	HOSPITALITY INVESTORS TRUST, INC., a Maryland corporation, its general partner

By: s/s Paul C. Hughes_________
Name: Paul C. Hughes
Title: General Counsel and Secretary

Consent Signature Page to Amendment No. 1 to the
        Second Amended and Restated Term Loan Agreement

Exhibit 10.10

EXHIBIT A

[See attached]

Exhibit 10.10

EXECUTION COPY

SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT
Dated as of April 27, 2017
Among
THE BORROWERS PARTY HERETO,
as Borrowers,
HOSPITALITY INVESTORS TRUST, INC.,
and
HOSPITALITY INVESTORS TRUST OPERATING PARTNERSHIP, L.P.,
as Guarantors,
THE INITIAL LENDERS NAMED HEREIN,
as Initial Lenders,
and
CITIBANK, N.A.,
as Administrative Agent and as Collateral Agent,
with
CITIGROUP GLOBAL MARKETS INC., DEUTSCHE BANK SECURITIES INC. and COMPASS BANK,
as Joint Lead Arrangers and Joint Book Running Managers,

DEUTSCHE BANK SECURITIES INC.,
as Syndication Agent,
and
COMPASS BANK,
as Documentation Agent

Exhibit 10.10

EXHIBIT B
[See attached]

Exhibit 10.10

SCHEDULE I
COMMITMENTS AND APPLICABLE LENDING OFFICES

Name of Initial Lender	Commitment	Domestic Lending Office	Eurodollar Lending Office
Citibank, N.A.	$94,000,000
1615 Brett Road, OPS III, New Castle, DE 19720
Attn: Agency Operations
Tel: (302) 894‑6010
Fax: (646) 274‑5080

390 Greenwich Street, 7th Fl.
New York, NY 10013
Attn: David Cappellini
Tel: (212) 723-2178
Fax (866) 597-0918

1615 Brett Road, OPS III New Castle, DE 19720
Attn: Agency Operations
Tel: (302) 894-6010
Fax: (646) 274-5080

390 Greenwich Street, 7th Fl.
New York, NY 10013
Attn: David Cappellini
Tel: (212) 723-2178
Fax (866) 597-0918

Deutsche Bank AG New York Branch	$94,000,000	90 Hudson Street, 1st Floor (JCY05-0199), Jersey City, New Jersey 07302 Attn: Deirdre Wall Tel: (201) 593-2178 Fax: (201) 593- 2309/2310	90 Hudson Street, 1st Floor (JCY05-0199), Jersey City, New Jersey 07302 Attn: Deirdre Wall Tel: (201) 593-2178 Fax: (201) 593-2309/2310
Compass Bank	$50,000,000	15 South 20th St., Suite 1504 Birmingham, AL 35233 Attn: Keely McGee Tel: (205) 297-5920 Fax: (205) 297-3901	15 South 20th St., Suite 1504 Birmingham, AL 35233 Attn: Keely McGee Tel: (205) 297-5920 Fax: (205) 297-3901
JPMorgan Chase Bank, National Association	$47,000,000	383 Madison Avenue New York, New York 10179 Attn: Nancy Alto Tel: (212) 834-3038 Fax: (917) 546-2564	383 Madison Avenue New York, New York 10179 Attn: Nancy Alto Tel: (212) 834-3038 Fax: (917) 546-2564
Raymond James Bank, N.A.	$20,000,000	P.O. Box 23558 St. Petersburg, FL 33742 Attn: Robert Rhodin Tel: (727) 567-5545 Fax: (866) 205-1396	P.O. Box 23558 St. Petersburg, FL 33742 Attn: Robert Rhodin Tel: (727) 567-5545 Fax: (866) 205-1396
CTBC Bank Co., Ltd., New York Branch	$5,000,000	521 5th Avenue 11th Floor New York, New York 10175 Attn: Joanie Liu Tel: (212) 457-8902 Fax: (212) 457-6666	521 5th Avenue 11th Floor New York, New York 10175 Attn: Joanie Liu Tel: (212) 457-8902 Fax: (212) 457-6666
Totals	$310,000,000